February 6, 2017 Q4 & Full Year 2016 Supplemental Information

Non-GAAP Disclaimer 2 The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, earnings before interest and income taxes, adjusted earnings before interest and income taxes and non- GAAP diluted earnings per share to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its Board of Directors and executive management team focus on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables included in the fourth quarter and full year 2016 earnings release.

Q4 ‘16 Financial Results (continuing operations) 3 Quarter over year ago period Q4FY16 Q4FY15 Revenue $240.6 million $223.5 million Gross Profit $94.0 million $81.1 million Non-GAAP Gross Profit $94.4 million $92.6 million Diluted Earnings (Loss) Per Share $0.19 $(0.07) Non-GAAP Diluted Earnings Per Share $0.35 $0.29

Revenue (Cont. Ops.) 4 $223.5 $185.3 $190.3 $243.1 $240.6 $0 $50 $100 $150 $200 $250 $300 Q4FY15 Q1FY16 Q2FY16 Q3FY16 Q4FY16

Q4 ’16 Revenue by Segment Cont. Ops. (% of revenue) 5 Mobile Consumer Electronics 56% Specialty Components 44%

Q1 ‘17 Projections vs. Q1 ‘16 Actuals (non-GAAP, cont. ops.)* 6 Q1FY17E Q1FY16 Revenue $180 million - $200 million 185.3 million Gross Margin 36 percent - 39 percent 37.7 percent EPS (diluted) $0.08 - $0.14 $0.08 *Projections as of 2/6/17; Q1 2017 GAAP results for continuing operations are expected to include approximately $0.07 per share in stock-based compensation, $0.02 per share in amortization of intangibles, $0.02 per share in production transfer costs, $0.02 adjustment for tax items, and $0.01 per share in amortization of debt discount,. Expected Q1 2017 GAAP results exclude potential restructuring items.

Historical Segment Data

Mobile Consumer Electronics / Specialty Components

(Cont. Ops.; in $ millions)

	Mobile Consumer Electronics Quarter Ended					Specialty Components Quarter Ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues	$ 133.9	$ 140.4	$ 82.2	$ 83.3	$ 113.5	$ 106.7	$ 102.7	$ 108.1	$ 102.0	$ 110.0
Gross Profit	$ 53.9	$ 55.6	$ 32.7	$ 29.1	$ 44.4	$ 40.5	$ 40.3	$ 40.8	$ 38.4	$ 37.3
Stock-Based Compensation Expense	0.1	0.1	0.1	0.1	0.1	0.2	0.2	0.2	0.2	0.2
Fixed Asset, Inventory and Other Charges	-	-	0.3	-	1.2	-	-	-	-	2.1
Restructuring Charges	-	-	0.1	0.2	0.2	0.1	-	0.2	0.8	2.4
Production Transfers Costs	-	-	-	0.1	0.3	0.2	0.4	1.2	1.2	3.6
Other	-	-	-	-	1.2	-	-	-	-	-
Non-GAAP Gross Profit	$ 54.0	$ 55.7	$ 33.2	$ 29.5	$ 47.4	$ 41.0	$ 40.9	$ 42.4	$ 40.6	$ 45.6
Non-GAAP Gross Profit as % of Revenues	*40.3%*	*39.7%*	*40.4%*	*35.4%*	*41.8%*	*38.4%*	*39.8%*	*39.2%*	*39.8%*	*41.5%*
Research and Development Expenses	$ 18.2	$ 16.3	$ 18.9	$ 19.1	$ 22.4	$ 7.0	$ 7.0	$ 6.9	$ 7.0	$ 7.5
Stock-Based Compensation Expense	(1.1)	(1.2)	(1.2)	(0.9)	(1.0)	(0.1)	(0.1)	(0.1)	-	-
Fixed Asset, Inventory and Other Charges	-	-	(0.1)	(0.1)	(0.8)	-	-	-	-	-
Non-GAAP Research and Development Expenses	$ 17.1	$ 15.1	$ 17.6	$ 18.1	$ 20.6	$ 6.9	$ 6.9	$ 6.8	$ 7.0	$ 7.5
Non-GAAP Research and Development Expenses as % of Revenues	*12.8%*	*10.8%*	*21.4%*	*21.7%*	*18.1%*	*6.5%*	*6.7%*	*6.3%*	*6.9%*	*6.8%*
Selling and Administrative Expenses	$ 13.9	$ 16.5	$ 16.8	$ 15.9	$ 19.7	$ 11.4	$ 13.7	$ 15.7	$ 15.5	$ 15.8
Stock-Based Compensation Expense	(0.9)	(0.9)	(0.8)	(0.9)	(0.6)	(0.4)	0.1	(0.3)	(0.6)	(0.5)
Intangibles Amortization Expense	(2.4)	(2.8)	(2.8)	(2.8)	(2.7)	(0.4)	(2.8)	(2.8)	(2.8)	(2.8)
Fixed Asset, Inventory and Other Charges	-	-	-	-	(0.1)	-	-	-	-	-
Production Transfers Costs	-	-	-	-	-	-	-	-	-	-
Impairment of Intangible Assets	-	-	-	-	(1.0)	-	-	-	-	-
Other	-	-	-	-	(0.2)	-	-	-	(0.1)	-
Non-GAAP Selling and Administrative Expenses	$ 10.6	$ 12.8	$ 13.2	$ 12.2	$ 15.1	$ 10.6	$ 11.0	$ 12.6	$ 12.0	$ 12.5
Non-GAAP Selling and Administrative Expenses as % of Revenues	*7.9%*	*9.1%*	*16.1%*	*14.6%*	*14.2%*	*9.9%*	*10.7%*	*11.7%*	*11.8%*	*11.4%*
Operating Expenses	$ 32.1	$ 33.7	$ 38.8	$ 37.8	$ 44.8	$ 19.3	$ 20.7	$ 23.2	$ 23.0	$ 23.3
Stock-Based Compensation Expense	(2.0)	(2.1)	(2.0)	(1.8)	(1.6)	(0.5)	-	(0.4)	(0.6)	(0.5)
Intangibles Amortization Expense	(2.4)	(2.8)	(2.8)	(2.8)	(2.7)	(0.4)	(2.8)	(2.8)	(2.8)	(2.8)
Fixed Asset, Inventory and Other Charges	-	-	(0.1)	(0.1)	(0.9)	-	-	-	-	-
Restructuring Charges	-	(0.9)	(3.1)	(2.8)	(2.7)	(0.9)	-	(0.6)	(0.5)	-
Impairment of Intangible Assets	-	-		-	(1.0)	-	-	-	-	-
Production Transfers Costs	-	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	(0.2)	-	-	-	(0.1)	-
Non-GAAP Operating Expenses	$ 27.7	$ 27.9	$ 30.8	$ 30.3	$ 35.7	$ 17.5	$ 17.9	$ 19.4	$ 19.0	$ 20.0
Non-GAAP Operating Expenses as % of Revenues	*20.7%*	*19.9%*	*37.5%*	*36.4%*	*31.4%*	*16.4%*	*17.4%*	*17.9%*	*18.6%*	*18.2%*
Operating (Loss) Earnings	$ 21.8	$ 21.9	$ (6.1)	$ (8.7)	$ (0.4)	$ 21.2	$ 19.6	$ 17.6	$ 15.4	$ 14.0
Other Expense (Income), net	0.3	(0.1)	(0.2)	(0.1)	(0.1)	0.4	(0.2)	(0.4)	(0.2)	(0.3)
(Loss) Earnings Before Interest and Income Taxes	21.5	22.0	(5.9)	(8.6)	(0.3)	20.8	19.8	18.0	15.6	14.3
Stock-Based Compensation Expense	2.1	2.2	2.1	1.9	1.7	0.7	0.2	0.6	0.8	0.7
Intangibles Amortization Expense	2.4	2.8	2.8	2.8	2.7	0.4	2.8	2.8	2.8	2.8
Fixed Asset, Inventory and Other Charges	-	-	0.4	0.1	2.1	-	-	-	-	2.1
Restructuring Charges	-	0.9	3.2	3.0	2.9	1.0	-	0.8	1.3	2.4
Impairment of Intangible Assets	-	-	-	-	1.0	-	-	-	-	-
Production Transfers Costs	-	-	-	0.1	0.3	0.2	0.4	1.2	1.2	3.6
Other (gain) loss	-	-	-	-	1.4	-	-	-	0.1	-
Adjusted Earnings (Loss) Before Interest and Income Taxes	$ 26.0	$ 27.9	$ 2.6	$ (0.7)	$ 11.8	$ 23.1	$ 23.2	$ 23.4	$ 21.8	$ 25.9
Adjusted Earnings (Loss) Before Interest and Income Taxes as % of Revenues	*19.4%*	*19.9%*	*3.2%*	*-0.6%*	*10.4%*	*21.6%*	*22.6%*	*21.6%*	*21.4%*	*23.5%*

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Pro Forma 2016 Segment Data

Audio / Precision Devices (assumes new segmentation effective 1/1/16)

(Cont. Ops.; in $ millions)

	Audio Quarter Ended				Precision Devices Quarter Ended			
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues	$ 190.3	$ 193.4	$ 140.3	$ 137.9	$ 50.3	$ 49.7	$ 50.0	$ 47.4
Gross Profit	$ 77.8	$ 78.9	$ 56.6	$ 53.1	$ 16.6	$ 17.0	$ 16.9	$ 14.4
Stock-Based Compensation Expense	0.3	0.3	0.3	0.3	-	-	-	-
Fixed Asset, Inventory and Other Charges	-	-	0.3	-	-	-	-	-
Restructuring Charges	-	-	0.1	0.2	0.1	-	0.2	0.8
Production Transfers Costs	-	-	0.3	0.7	0.2	0.4	0.9	0.6
Other	-	-	-	-	-	-	-	-
Non-GAAP Gross Profit	$ 78.1	$ 79.2	$ 57.6	$ 54.3	$ 16.9	$ 17.4	$ 18.0	$ 15.8
Non-GAAP Gross Profit as % of Revenues	*41.0%*	*41.0%*	*41.1%*	*39.4%*	*33.6%*	*35.0%*	*36.0%*	*33.3%*
Research and Development Expenses	$ 22.6	$ 20.7	$ 23.0	$ 23.1	$ 2.6	$ 2.6	$ 2.8	$ 3.0
Stock-Based Compensation Expense	(1.2)	(1.3)	(1.3)	(0.9)	-	-	-	-
Fixed Asset, Inventory and Other Charges	-	-	(0.1)	(0.1)	-	-	-	-
Non-GAAP Research and Development Expenses	$ 21.4	$ 19.4	$ 21.6	$ 22.1	$ 2.6	$ 2.6	$ 2.8	$ 3.0
Non-GAAP Research and Development Expenses as % of Revenues	*11.2%*	*10.0%*	*15.4%*	*16.0%*	*5.2%*	*5.2%*	*5.6%*	*6.3%*
Selling and Administrative Expenses	$ 16.3	$ 21.1	$ 22.7	$ 21.6	$ 9.0	$ 9.1	$ 9.8	$ 9.8
Stock-Based Compensation Expense	(1.1)	(0.5)	(1.0)	(1.2)	(0.2)	(0.3)	(0.1)	(0.3)
Intangibles Amortization Expense	(2.4)	(5.2)	(5.2)	(5.2)	(0.4)	(0.4)	(0.4)	(0.4)
Fixed Asset, Inventory and Other Charges	-	-	-	-	-	-	-	-
Production Transfers Costs	-	-	-	-	-	-	-	-
Impairment of Intangible Assets	-	-	-	-	-	-	-	-
Other	-	-	-	(0.1)	-	-	-	-
Non-GAAP Selling and Administrative Expenses	$ 12.8	$ 15.4	$ 16.5	$ 15.1	$ 8.4	$ 8.4	$ 9.3	$ 9.1
Non-GAAP Selling and Administrative Expenses as % of Revenues	*6.7%*	*8.0%*	*11.8%*	*10.9%*	*16.7%*	*16.9%*	*18.6%*	*19.2%*
Operating Expenses	$ 38.9	$ 42.7	$ 48.8	$ 47.5	$ 12.5	$ 11.7	$ 13.2	$ 13.3
Stock-Based Compensation Expense	(2.3)	(1.8)	(2.3)	(2.1)	(0.2)	(0.3)	(0.1)	(0.3)
Intangibles Amortization Expense	(2.4)	(5.2)	(5.2)	(5.2)	(0.4)	(0.4)	(0.4)	(0.4)
Fixed Asset, Inventory and Other Charges	-	-	(0.1)	(0.1)	-	-	-	-
Restructuring Charges	-	(0.9)	(3.1)	(2.8)	(0.9)	-	(0.6)	(0.5)
Impairment of Intangible Assets	-	-		-	-	-	-	-
Production Transfers Costs	-	-	-	-	-	-	-	-
Other	-	-	-	(0.1)	-	-	-	-
Non-GAAP Operating Expenses	$ 34.2	$ 34.8	$ 38.1	$ 37.2	$ 11.0	$ 11.0	$ 12.1	$ 12.1
Non-GAAP Operating Expenses as % of Revenues	*18.0%*	*18.0%*	*27.2%*	*27.0%*	*21.9%*	*22.1%*	*24.2%*	*25.5%*
Operating (Loss) Earnings	$ 38.9	$ 36.2	$ 7.8	$ 5.6	$ 4.1	$ 5.3	$ 3.7	$ 1.1
Other Expense (Income), net	0.7	(0.3)	(0.6)	(0.1)	-	-	-	(0.2)
(Loss) Earnings Before Interest and Income Taxes	38.2	36.5	8.4	5.7	4.1	5.3	3.7	1.3
Stock-Based Compensation Expense	2.6	2.1	2.6	2.4	0.2	0.3	0.1	0.3
Intangibles Amortization Expense	2.4	5.2	5.2	5.2	0.4	0.4	0.4	0.4
Fixed Asset, Inventory and Other Charges	-	-	0.4	0.1	-	-	-	-
Restructuring Charges	-	0.9	3.2	3.0	1.0	-	0.8	1.3
Impairment of Intangible Assets	-	-	-	-	-	-	-	-
Production Transfers Costs	-	-	0.3	0.7	0.2	0.4	0.9	0.6
Other (gain) loss	-	-	-	0.1	-	-	-	-
Adjusted Earnings (Loss) Before Interest and Income Taxes	$ 43.2	$ 44.7	$ 20.1	$ 17.2	$ 5.9	$ 6.4	$ 5.9	$ 3.9
Adjusted Earnings (Loss) Before Interest and Income Taxes as % of Revenues	*22.7%*	*23.1%*	*14.3%*	*12.5%*	*11.7%*	*12.9%*	*11.8%*	*8.2%*

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Reconciliation of Segment EBIT to Consolidated Net Earnings Mobile Consumer Electronics / Specialty Components 9 (Cont. Ops.; in $ millions) 9

Reconciliation of Segment EBIT to Consolidated Net Earnings Audio / Precision Devices 10 (Cont. Ops.; in $ millions) 10